                                    EXHIBIT I

         Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the general Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

October 29, 1997
                               IMPLEO LLC

                               By: /s/ Arthur Amron
                                  ----------------------------------------------
                                  Arthur Amron, Vice President

                               WEXFORD MANAGEMENT LLC

                               By: /s/ Arthur Amron
                                  ----------------------------------------------
                                  Arthur Amron, Senior Vice President

                               WEXFORD SPECIAL SITUATIONS 1997, LP
                               By Wexford '97 Advisors, LLC, General Partner

                               By: /s/ Arthur Amron
                                  ----------------------------------------------
                                  Arthur Amron, Vice President

                               WEXFORD SPECIAL SITUATIONS 1997 INSTITUTIONAL, LP By Wexford '97 Advisors, LLC, General Partner

                               By: /s/ Arthur Amron
                                  ----------------------------------------------
                                  Arthur Amron, Vice President

                               WEXFORD SPECTRUM INVESTORS LLC

                               By: /s/ Arthur Amron
                                  ----------------------------------------------
                                  Arthur Amron, Vice President

                               /s/ Charles E. Davidson
                               -------------------------------------------
                               Charles E. Davidson

                               /s/ Joseph M. Jacobs
                               -------------------------------------------
                               Joseph M. Jacobs

                             (Page 13 of 13 Pages)